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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                        SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 22, 1995

                           -------------------------


                           HOST MARRIOTT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                      1-5664                  53-0085950
(STATE OR OTHER JURISDICTION      (COMMISSION FILE          (I.R.S. EMPLOYER
     OF INCORPORATION)                 NUMBER)            IDENTIFICATION NUMBER)


                 10400 FERNWOOD ROAD, BETHESDA, MARYLAND 20817
              (ADDRESS OF PRINCIPLE EXECUTIVE OFFICES) (ZIP CODE)

                         ----------------------------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (301) 380-9000
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

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                                 FORM 8-K

ITEM 2.  ACQUISITION OF ASSETS

     On December 22, 1995, the Registrant announced that it acquired the Vista Hotel in New York City. A copy of the news release announcing the acquisition is attached as an exhibit to this current report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements of business acquired.

         It is impractical for the Registrant to provide the required financial statements and pro forma information at the time of this filing. The Registrant will file such financial statements and pro forma financial information by amendment no later than January 31, 1996, as permitted under Item 7 of Form 8-K.


     (b) Exhibits

         (2) Purchase Agreement dated November 2, 1995 by and between the Port Authority of New York and New Jersey as Seller, and Host Marriott Corporation as Purchaser.

         (99) News Release dated December 22, 1995


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             HOST MARRIOTT CORPORATION

                             By:       /s/ CHRISTOPHER G. TOWNSEND
                                 ---------------------------------------------
                                           Christopher G. Townsend
                                 Senior Vice President and Corporate Secretary


Date:  January 8, 1996

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